UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                               ------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): September 9, 2002



                      AMERICAN MEDICAL SECURITY GROUP, INC.
             (Exact name of Registrant as specified in its charter)


                  Wisconsin                        1-13154
          (State of Incorporation)        (Commission File Number)

                                   39-1431799
                      (I.R.S. Employer Identification No.)

            3100 AMS Boulevard, Green Bay, Wisconsin          54313
            (Address of principal executive offices)        (Zip Code)

                                 (920) 661-1111
              (Registrant's telephone number, including area code)




                               ------------------

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

         The following is a report of recent developments in a previously reported legal proceeding.

         On September 9, 2002, the Circuit Court Judge for Palm Beach County Florida declared a mistrial in the damages portion of the class action lawsuit brought by Evelyn Addison and others against American Medical Security, Inc. and United Wisconsin Life Insurance Company, two subsidiaries of American Medical Security Group, Inc., on the grounds that the trial could not be completed within the time constraints set by the court. The judge has indicated he intends to reschedule the trial for January 2003.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        AMERICAN MEDICAL SECURITY GROUP, INC.



Dated:  September 9, 2002               /s/ Thomas G. Zielinski
                                        Executive Vice President of Operations